Exhibit 99.1

Guidance Software Reports Record Fourth Quarter

•	Record Revenue of $25.2 Million in fourth quarter 2008, up $2.7 Million, or 12 percent, over fourth quarter 2007

•	Fourth quarter 2008 GAAP net loss per share of ($0.07), and non-GAAP pre-tax income per share of $0.05

•	Record Deferred Revenue balance of $33.3 Million, up $6.1 Million, or 22 percent over fourth quarter 2007

PASADENA, California, February 24, 2009 (Business Wire) – Guidance Software, Inc. (NASDAQ: GUID), The World Leader in Digital Investigations™ reported results today for the fourth quarter ended December 31, 2008.

In the fourth quarter of fiscal 2008, total revenue grew to a record $25.2 million, rising $2.7 million, or 12 percent, above fourth quarter 2007. Product revenue rose to a record $14.2 million in fourth quarter 2008, up $1.9 million, or 15 percent, year-over-year. In the same period, the company had services and maintenance revenue of $11.0 million, up $0.8 million, or 8 percent over fourth quarter 2007.

For the year ended December 31, 2008, total revenue grew to a record $91.5 million, up $12.6 million or 16% over the prior year.

The company added 41 new enterprise customers during the fourth quarter 2008, including 15 customers who selected the company’s EnCase® eDiscovery flexible Pay-Per-Use pricing option.

“In a down economy, with ever tightening budgets, we’re very pleased that more customers than ever are responding favorably to our EnCase eDiscovery enhancements and choosing Guidance as their solution for in-house eDiscovery” said Victor Limongelli, President and CEO of Guidance Software. “This increased market traction is a testament to the compelling value that major corporations see in our offering and the strength of our brand in helping the legal and IT communities work together to achieve cost-effective, scalable in-house eDiscovery capabilities.”

For the fourth quarter of fiscal 2008, the Company reported a GAAP net loss of $1.6 million, or ($0.07) per share, compared to a net income of $0.3 million, or $0.01 per share, for the same period of the prior year. Share-based compensation for the fourth quarter of 2008 was $2.3 million, up $0.8 million, over the fourth quarter 2007. Excluding share-based compensation, non-GAAP pre-tax income was $1.2 million, or $0.05 per share in the fourth quarter of 2008, compared to non-GAAP pre-tax income of $1.8 million, or $0.08 per share, reported in the fourth quarter of 2007.

For the year ended December 31, 2008, the Company reported a GAAP net loss of $10.6 million, or ($0.46) per share, compared to a net loss of $2.9 million, or ($0.13) per share, for the prior year. Share-based compensation for the year ended December 31, 2008 was $9.0 million, up $4.6 million year-over-year. Excluding share-based compensation, non-GAAP pre-tax income for the year ended December 31, 2008 was $362,000, or $0.02 per share, compared to non-GAAP pre-tax income of $2.7 million, or $0.12 per share, in the prior year.

“The Company finished the year with a very strong balance sheet with no debt, and cash and cash equivalents of $36.0 million,” said Barry Plaga, Chief Financial Officer. “In addition, total deferred revenue as of December 31, 2008 rose to $33.3 million, up $6.1 million, or 22 percent, over the previous year.”

Key metrics for the fourth quarter 2008 were:

GAAP	Quarter Ended		Year Ended
	Q4:08	Q4:07	2008	2007
Overall Gross Margin	73.9%	72.5%	71.6%	72.1%
Product Gross Margin	93.5%	94.3%	93.5%	93.8%
Services Gross Margin	48.7%	46.0%	47.2%	44.2%

Non-GAAP (excluding Share-Based Compensation)

	Quarter Ended		Year Ended
	Q4:08	Q4:07	2008	2007
Overall Gross Margin	75.8%	73.9%	73.6%	73.2%
Product Gross Margin	93.6%	94.5%	93.6%	94.0%
Services Gross Margin	52.9%	48.8%	51.4%	46.6%

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. pacific time, 5:00 p.m. eastern time to discuss its quarterly results. Participants should call (877) 852-6573 (North America) or (719) 325-4832 (International) and should dial in at least 5 minutes prior to the conference call.

A webcast and replay of the call may also be found on the Internet through Guidance Software’s Investor Relations web site at http://investors.guidancesoftware.com. Registered users may access this content over the internet, and there is no cost to register. If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (719) 457-0820, passcode 7429138, available from 8:00 p.m. eastern time, February 24, through midnight March 2, 2009.

Forward Looking Statements:

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations.

There can be no assurance that demand for the company’s products will continue at current or greater levels, or that the company will continue to grow revenues, or be profitable.

There are also risks that the company’s pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance the company’s financial performance; that the company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact the company’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission.

The company specifically disclaims any responsibility for updating these forward-looking statements.

About Guidance Software:

Guidance Software is recognized worldwide as the industry leader in digital investigative solutions. Its EnCase® platform provides the foundation for government, corporate and law enforcement organizations to conduct thorough, network-enabled, and court-validated computer investigations of any kind, such as responding to eDiscovery requests, conducting internal investigations, responding to regulatory inquiries or performing data and compliance auditing—all while maintaining the integrity of the data. There are more than 30,000 licensed users of the EnCase technology worldwide, and thousands attend Guidance Software’s renowned training programs annually. Validated by numerous courts, corporate legal departments, government agencies and law enforcement organizations worldwide, EnCase has been honored with industry awards and recognition from eWEEK, SC Magazine, Network Computing, and the Socha-Gelbmann survey. For more information about Guidance Software, visit www.guidancesoftware.com.

Source: Guidance Software

Bill Powell

Director of Investor Relations

(626) 768-4633

investorrelations@guidancesoftware.com

GUID-F

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2008	2007	2008
Revenues:
Product revenue	$12,317	$14,159	$44,314	$48,245
Services and maintenance revenue	10,156	10,998	34,566	43,221

Total revenues	22,473	25,157	78,880	91,466

Cost of revenues:
Cost of product revenue	700	916	2,754	3,143
Cost of services and maintenance revenue	5,480	5,647	19,280	22,805

Total cost of revenues	6,180	6,563	22,034	25,948

Gross profit	16,293	18,594	56,846	65,518

Operating expenses:
Selling and marketing	8,373	10,212	32,964	39,714
Research and development	2,530	3,558	9,067	13,022
General and administrative	4,388	4,923	14,637	18,054
Depreciation	1,029	1,026	3,453	4,098

Total operating expenses	16,320	19,719	60,121	74,888

Operating loss	(27)	(1,125)	(3,275)	(9,370)

Interest income and other, net	389	75	1,486	741

Income (loss) before income taxes	362	(1,050)	(1,789)	(8,629)

Income tax provision	45	567	1,078	1,967

Net income (loss)	$317	$(1,617)	$(2,867)	$(10,596)

Net income (loss) per share	$0.01	$(0.07)	$(0.13)	$(0.46)

Shares used in per share calculation - basic	22,942	23,255	22,600	23,160

Shares used in per share calculation - diluted	23,509	23,255	23,264	23,160

Share based compensation expense (including taxes paid by the company) was allocated as follows:
Cost of product revenue	$27	$6	$86	$36
Cost of service and maintenance revenue	282	464	831	1,791
Selling and marketing	411	780	1,362	2,929
Research and development	205	373	618	1,435
General and administrative	545	636	1,553	2,800

Total share-based compensation expense	$1,470	$2,259	$4,450	$8,991

Supplemental Financial Data (See Note)
Non-GAAP income (loss) before income taxes excluding share-based compensation expense	$1,832	$1,209	$2,661	$362

Non-GAAP income (loss) before income taxes per share excluding share-based compensation expense	$0.08	$0.05	$0.12	$0.02

Guidance Software, Inc

Calculation of Pre-tax non-GAAP Income

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2008	2007	2008
Calculation of non-GAAP income:

GAAP net income (loss)	$317	$(1,617)	$(2,867)	$(10,596)

Add:
Income Tax Provision	45	567	1,078	1,967

Share-based compensation expense (including taxes paid by the company)	$1,470	$2,259	$4,450	$8,991

Non-GAAP income (loss) before income taxes excluding share-based compensation expense	$1,832	$1,209	$2,661	$362

Per share non-GAAP income (loss) before income taxes excluding share-based compensation expense
Basic	$0.08	$0.05	$0.12	$0.02

Diluted	$0.08	$0.05	$0.11	$0.02

Shares used in per share calculations:
Basic	22,942	23,255	22,600	23,160

Diluted	23,509	23,255	23,264	23,160

Notes to Unaudited Condensed Consolidated Statements of Operations:

This press release and its attachments include the non-GAAP financial measures of (loss) income before income taxes excluding share-based compensation expense and non-GAAP (loss) income before income taxes per share excluding share-based compensation expense, which are reconciled to net (loss) income and net (loss) income per share, respectively, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below.

Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net (loss) income and net (loss) income per share calculated in accordance with GAAP.

Non-GAAP (loss) income before income taxes is defined as (loss) income before income taxes excluding compensation expenses required to be recorded by Statement of Financial Accounting Standard No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) for equity awards to employees and directors. Management and the Board of Directors believe it is useful in evaluating the Company’s and its management teams’ and business units’ performance during a particular time period to review the supplemental non-GAAP financial measures, which excludes income taxes and expenses related to share-based compensation, because income taxes are not the responsibility of operating managers and because FAS 123R compensation costs are generally fixed at the time an award is granted, are then expensed over several years and generally cannot be changed or influenced by management once granted. Accordingly, our operational managers are evaluated based on the operating expenses exclusive of income taxes and share-based compensation expenses and including such charges would hamper investors’ ability to evaluate the performance of our management in the manner in which the Company’s management evaluates performance.

Additionally, we believe it is useful in measuring the Company’s performance to exclude expenses related to income taxes and FAS 123 R compensation expense because it facilitates comparability with prior period information.

Accordingly, management and the Board of Directors do not consider income taxes or share-based compensation costs for purposes of evaluating the performance of the business, and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2007	September 30, 2008	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$37,591	$29,000	$36,006
Short-term investments	—	5,000	—
Trade receivables, net	21,093	25,982	24,993
Prepaid expenses, inventory and other current assets	2,863	2,692	2,356
Deferred tax asset	1,386	—	—

Total current assets	62,933	62,674	63,355

Property and equipment, net	12,515	13,909	15,041
Other assets	489	448	448

Total assets	$75,937	$77,031	$78,844

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,595	$4,649	$3,826
Accrued expenses	6,421	7,242	5,953
Capital lease obligations	586	232	115
Deferred revenues	24,895	27,192	30,004

Total current liabilities	36,497	39,315	39,898

Long-term liabilities:
Rent incentives	3,053	2,645	2,523
Capital lease obligations	185	37	48
Deferred revenues	2,306	2,674	3,281

Total long-term liabilities	5,544	5,356	5,852

Stockholders’ equity:
Common stock	23	23	23
Additional paid-in capital	46,516	54,210	56,622
Treasury stock	—	(251)	(312)
Accumulated deficit	(12,643)	(21,622)	(23,239)

Total stockholders’ equity	33,896	32,360	33,094

Total liabilities and stockholders’ equity	$75,937	$77,031	$78,844

Guidance Software, Inc

Unaudited Cash Flow Summary

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2008	2007	2008
Cash flows from operating activities:
Net income (loss)	$317	$(1,617)	$(2,867)	$(10,596)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation & amortization	1,029	1,026	3,453	4,098
Provision for doubtful accounts	727	180	947	1,407
Share-based compensation	1,455	2,244	4,345	8,976
Excess tax benefit from share-based compensation	(1,160)	(168)	(2,113)	(168)
Deferred taxes	(1,386)	—	(1,386)	1,386
Loss on disposal of assets	30	18	152	90
Changes in assets and liabilities:
Accounts receivable	(1,768)	809	(4,527)	(5,307)
Prepaid expense, inventory & other current assets	(117)	336	(156)	548
Accounts payable	1,428	(491)	(1,313)	(1,503)
Accrued liabilities	2,387	(1,243)	5,006	(830)
Deferred revenues	571	3,419	6,980	6,084

Net cash provided by operations	3,513	4,513	8,521	4,185

Cash flows from investing activities:
Purchase of property and equipment	(2,846)	(2,508)	(8,627)	(5,980)
Sale of short-term investments	—	5,000	74,097	9,947
Purchase of short-term investments	—	—	(49,386)	(9,947)

Net cash provided by (used in) investing activities	(2,846)	2,492	16,084	(5,980)

Cash flows from financing activities:
Proceeds from the exercise of stock options	808	—	3,971	962
Repurchases of common stock	—	(61)	—	(312)
Excess tax benefit from share-based compensation	1,160	168	2,113	168
Principal payments on capital leases	(171)	(106)	(897)	(608)
Cash paid for offering expenses	(1)	—	(242)	—

Net cash provided by financing activities	1,796	1	4,945	210

Net increase (decrease) in cash and cash equivalents	2,463	7,006	29,550	(1,585)

Cash and cash equivalents at beginning of period	35,128	29,000	8,041	37,591

Cash and cash equivalents at end of period	$37,591	$36,006	$37,591	$36,006